UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT
George Putnam Balanced Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value June 30, 2011

Class IA: $7.39	Class IB: $7.37

Total return at net asset value
				Barclays	George
			Russell	Capital U.S.	Putnam
	Class IA	Class IB	1000 Value	Aggregate	Blended
(as of 6/30/11)	shares*	shares*	Index	Bond Index	Index

6 months	4.86%	4.90%	5.92%	2.72%	4.77%

1 year	19.44	19.39	28.94	3.90	18.65

5 years	–2.47	–3.66	5.90	37.15	23.51
Annualized	–0.50	–0.74	1.15	6.52	4.31

10 years	19.32	16.38	47.82	74.81	69.30
Annualized	1.78	1.53	3.99	5.74	5.41

Life	37.52	33.69	72.47	113.50	103.69
Annualized	2.45	2.23	4.23	5.93	5.55

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Reflects equity holdings and cash only. Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

Was the fund’s diversification across stocks and bonds helpful for the six months ended June 30, 2011?

Putnam VT George Putnam Balanced Fund’s allocation to stocks was slightly higher than 60% during the period. This allocation was beneficial, especially given the increased volatility that surfaced midway through the period. Stocks rose on healthy corporate profits, economic optimism, and merger activity. However, some disappointing economic data and Europe’s sovereign debt crisis prompted worry of a new recession. Stocks lost some ground but still posted gains for the period given a strong tailwind.

In the fixed-income markets, U.S. non-government securities also advanced amid the positive economic backdrop. However, late in the period, Greece’s sovereign debt woes became a concern for bond investors and benefited Treasuries, as investors shifted into a more conservative mindset.

What were some of the stocks that performed well for the fund?

The fund’s top contributor was Aetna. Shares of health insurance providers rose as the prospects for strong earnings growth strengthened. A significant underweight exposure to the financials sector as well as effective stock picking within the sector also produced favorable returns. Limiting the fund’s exposure to Bank of America and Citigroup was prudent.

The energy sector performed relatively well, and the fund’s overweight positions in Exxon Mobil and Marathon Oil were top performers. Both companies benefited from higher oil prices, while Marathon also benefited from a corporate restructuring. Within consumer staples, an overweight position in Philip Morris was rewarding, as the company saw strong earnings as a result of demand from emerging markets.

Which stocks had disappointing results?

Hewlett-Packard, which announced earnings that fell short of earnings guidance, and Staples, which reported weak earnings and a slowdown in U.S. demand, were top detractors for the period. We believe that both companies have solid franchises and appear undervalued. The fund continues to own both securities.

How was the fund positioned for the bond market?

Our fixed-income strategy was to favor high-quality securities with attractive income characteristics to counterbalance the relatively higher risk of equity holdings. The fund’s allocation to high-quality corporate bonds was a primary driver of performance, as corporate earnings and fundamentals continued to improve during the period. An overweight position in commercial mortgage-backed securities [CMBS] added value as the sector has continued to perform well against Treasuries, especially for AAA-rated CMBS in the 5- to 10-year maturity range. In addition, the fund’s positioning in the middle of the yield curve aided results, as yields on intermediate-term securities primarily fell over the period.

What is your outlook, and how are you positioning the fund for that view?

We are cautiously optimistic that the recovery will take deeper root in the second half of 2011, giving stocks more attractive potential than bonds. The stock portion of the portfolio has modest overweights to the technology, health-care, and consumer discretionary sectors, and a significant underweight to financials. Recently, we have begun to find attractive opportunities in the financials sector because valuations are low and companies are likely to increase earnings as the economy begins to normalize. Overall, the portfolio is well diversified across sectors in what we consider high-quality stocks and bonds.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Value stocks may fail to rebound, and the market may not favor value-style investing. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager David M. Calabro joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Raman Srivastava is a CFA charterholder. He joined Putnam in 1999 and has been in the investment industry since 1997.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT George Putnam Balanced Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.66	$4.93	$3.61	$4.86

Ending value
(after expenses)	$1,048.60	$1,049.00	$1,021.22	$1,019.98

Annualized
expense ratio	0.72%	0.97%	0.72%	0.97%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT George Putnam Balanced Fund 3

The fund’s portfolio 6/30/11 (Unaudited)

COMMON STOCKS (58.5%)*	Shares	Value

Banking (6.2%)
Bank of America Corp.	76,802	$841,750

Bank of New York Mellon Corp. (The)	37,700	965,874

BB&T Corp.	15,500	416,020

Comerica, Inc.	13,600	470,152

Fifth Third Bancorp	18,600	237,150

JPMorgan Chase & Co.	89,400	3,660,036

PNC Financial Services Group, Inc.	12,800	763,008

State Street Corp.	31,200	1,406,808

SunTrust Banks, Inc.	9,500	245,100

U.S. Bancorp	61,700	1,573,967

Wells Fargo & Co.	62,000	1,739,720

		12,319,585
Basic materials (1.8%)
Alcoa, Inc.	24,200	383,812

Dow Chemical Co. (The)	10,900	392,400

E.I. du Pont de Nemours & Co.	20,400	1,102,620

Nucor Corp.	17,700	729,594

PPG Industries, Inc.	10,000	907,900

Weyerhaeuser Co. R	5,516	120,580

		3,636,906
Capital goods (3.3%)
Avery Dennison Corp.	4,800	185,424

Deere & Co.	5,100	420,495

Eaton Corp.	10,100	519,645

Emerson Electric Co.	4,400	247,500

Illinois Tool Works, Inc.	11,600	655,284

Ingersoll-Rand PLC	11,300	513,133

Lockheed Martin Corp.	5,400	437,238

Molex, Inc.	8,900	229,353

Northrop Grumman Corp.	12,200	846,070

Parker Hannifin Corp.	8,000	717,920

Raytheon Co.	13,400	667,990

United Technologies Corp.	13,500	1,194,885

		6,634,937
Communication services (4.5%)
AT&T, Inc.	99,400	3,122,154

Comcast Corp. Class A	47,100	1,193,514

DIRECTV Class A †	6,700	340,494

DISH Network Corp. Class A †	7,500	230,025

Time Warner Cable, Inc.	7,800	608,712

Verizon Communications, Inc.	74,840	2,786,293

Vodafone Group PLC ADR (United Kingdom)	22,300	595,856

		8,877,048
Conglomerates (2.2%)
3M Co.	5,400	512,190

General Electric Co.	130,400	2,459,344

Honeywell International, Inc.	13,000	774,670

Tyco International, Ltd.	13,600	672,248

		4,418,452
Consumer cyclicals (5.1%)
Carnival Corp.	8,100	304,803

Ford Motor Co. †	22,000	303,380

Home Depot, Inc. (The)	12,300	445,506

Kimberly-Clark Corp.	17,500	1,164,800

Limited Brands, Inc.	8,400	322,980

Lowe’s Cos., Inc.	10,200	237,762

Marriott International, Inc. Class A	6,618	234,873

COMMON STOCKS (58.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Omnicom Group, Inc.	11,100	$534,576

Staples, Inc.	30,700	485,060

Target Corp.	15,300	717,723

Time Warner, Inc.	38,700	1,407,519

TJX Cos., Inc. (The)	25,700	1,350,021

Viacom, Inc. Class B	26,000	1,326,000

Wal-Mart Stores, Inc.	7,400	393,236

Walt Disney Co. (The)	24,500	956,480

		10,184,719
Consumer staples (5.1%)
Avon Products, Inc.	11,400	319,200

Clorox Co.	5,500	370,920

Coca-Cola Co. (The)	10,500	706,545

Colgate-Palmolive Co.	4,400	384,604

CVS Caremark Corp.	34,200	1,285,236

General Mills, Inc.	5,000	186,100

Hertz Global Holdings, Inc. †	12,800	203,264

Kellogg Co.	7,100	392,772

Kraft Foods, Inc. Class A	25,602	901,958

Lorillard, Inc.	1,800	195,966

Newell Rubbermaid, Inc.	30,900	487,602

PepsiCo, Inc.	3,300	232,419

Philip Morris International, Inc.	32,080	2,141,982

Procter & Gamble Co. (The)	25,500	1,621,035

SYSCO Corp.	21,200	661,016

		10,090,619
Energy (7.7%)
Anadarko Petroleum Corp.	3,300	253,308

Apache Corp.	2,300	283,797

Chevron Corp.	35,800	3,681,672

ConocoPhillips	11,800	887,242

Devon Energy Corp.	7,800	614,718

Exxon Mobil Corp.	44,400	3,613,272

Hess Corp.	6,400	478,464

Marathon Oil Corp.	9,600	505,728

National Oilwell Varco, Inc.	3,200	250,272

Newfield Exploration Co. †	4,900	333,298

Noble Corp. (Switzerland)	12,200	480,802

Occidental Petroleum Corp.	13,200	1,373,328

Petrohawk Energy Corp. †	8,200	202,294

Schlumberger, Ltd.	9,576	827,366

Total SA ADR (France)	22,100	1,278,264

Valero Energy Corp.	10,700	273,599

		15,337,424
Financials (3.0%)
Aflac, Inc.	8,400	392,112

American Express Co.	14,300	739,310

Citigroup, Inc.	24,650	1,026,426

Goldman Sachs Group, Inc. (The)	13,080	1,740,817

Progressive Corp. (The)	27,500	587,950

Prudential Financial, Inc.	24,900	1,583,391

		6,070,006
Health care (8.9%)
Abbott Laboratories	5,600	294,672

Aetna, Inc.	26,000	1,146,340

Baxter International, Inc.	24,700	1,474,343

Bristol-Myers Squibb Co.	18,800	544,448

Celgene Corp. †	10,000	603,200

Covidien PLC (Ireland)	18,625	991,409

4 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (58.5%)* cont.	Shares	Value

Health care cont.
Johnson & Johnson	47,200	$3,139,744

McKesson Corp.	3,100	259,315

Medtronic, Inc.	14,700	566,391

Merck & Co., Inc.	46,900	1,655,101

Novartis AG ADR (Switzerland)	4,500	274,995

Pfizer, Inc.	143,448	2,955,029

Quest Diagnostics, Inc.	16,600	981,060

St. Jude Medical, Inc.	14,900	710,432

Stryker Corp.	9,500	557,555

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	5,800	279,676

Thermo Fisher Scientific, Inc. †	17,200	1,107,508

WellPoint, Inc.	4,000	315,080

		17,856,298
Insurance (2.2%)
ACE, Ltd.	1,900	125,058

Allstate Corp. (The)	26,100	796,833

Chubb Corp. (The)	16,300	1,020,543

Marsh & McLennan Cos., Inc.	19,900	620,681

MetLife, Inc.	10,700	469,409

RenaissanceRe Holdings, Ltd.	3,600	251,820

Travelers Cos., Inc. (The)	18,300	1,068,353

		4,352,697
Investment banking/Brokerage (0.5%)
Morgan Stanley	44,150	1,015,892

		1,015,892
Real estate (0.6%)
CreXus Investment Corp. R	17,300	192,203

Digital Realty Trust, Inc. R	2,700	166,806

Equity Residential Trust R	6,852	411,120

ProLogis, Inc. R	7,072	253,460

Simon Property Group, Inc. R	2,241	260,471

		1,284,060
Technology (4.6%)
Adobe Systems, Inc. †	12,300	386,835

Apple, Inc. †	500	167,835

BMC Software, Inc. †	4,800	262,560

Cisco Systems, Inc.	54,000	842,940

EMC Corp. †	35,000	964,250

Hewlett-Packard Co.	30,000	1,092,000

IBM Corp.	4,000	686,200

Intel Corp.	25,400	562,864

KLA-Tencor Corp.	9,800	396,704

L-3 Communications Holdings, Inc.	7,700	673,365

Microsoft Corp.	21,100	548,600

Oracle Corp.	13,700	450,867

Qualcomm, Inc.	14,300	812,097

SanDisk Corp. †	11,100	460,650

Texas Instruments, Inc.	15,700	515,431

Yahoo!, Inc. †	25,500	383,520

		9,206,718
Transportation (0.3%)
FedEx Corp.	2,900	275,065

United Parcel Service, Inc. Class B	3,700	269,841

		544,906
Utilities and power (2.5%)
Ameren Corp.	25,900	746,956

American Electric Power Co., Inc.	17,000	640,560

Dominion Resources, Inc.	5,000	241,350

Duke Energy Corp.	9,400	177,002

Edison International	21,800	844,750

COMMON STOCKS (58.5%)* cont.	Shares	Value

Utilities and power cont.
Entergy Corp.	14,620	$998,254

Exelon Corp.	3,200	137,088

NextEra Energy, Inc.	6,200	356,252

PG&E Corp.	20,040	842,281

		4,984,493

Total common stocks (cost $89,433,525)		$116,814,760

CORPORATE BONDS AND NOTES (15.5%)*	Principal amount	Value

Basic materials (0.9%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 5.95s, 2021	$55,000	$58,543

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	235,000	297,915

Dow Chemical Co. (The) sr. unsec.
unsub. notes 8.55s, 2019	230,000	296,572

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	209,000	228,071

Georgia-Pacific, LLC sr. unsec. unsub. notes
7 3/4s, 2029	135,000	155,393

International Paper Co. sr. unsec. notes 9 3/8s, 2019	144,000	183,883

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	12,440

International Paper Co. sr. unsec. notes 7.95s, 2018	35,000	41,674

International Paper Co. sr. unsec.
unsub. notes 7.3s, 2039	15,000	16,318

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. notes 9s, 2019 (Australia)	40,000	53,002

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. notes 5.2s, 2040 (Australia)	130,000	125,831

Sealed Air Corp. sr. notes 7 7/8s, 2017	95,000	102,801

Teck Resources Limited sr. notes 10 3/4s,
2019 (Canada)	6,000	7,583

Teck Resources Limited sr. notes 10 1/4s,
2016 (Canada)	7,000	8,365

Teck Resources Limited sr. notes 9 3/4s,
2014 (Canada)	2,000	2,421

Teck Resources Limited sr. unsec.
unsub. notes 7s, 2012 (Canada)	5,000	5,318

Temple-Inland, Inc. sr. unsec.
unsub. notes 6 5/8s, 2018	30,000	33,145

Union Carbide Corp. sr. unsec.
unsub. bonds 7 3/4s, 2096	45,000	48,902

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	95,000	106,390

		1,784,567
Capital goods (0.3%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017	250,000	270,938

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	104,000	130,415

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	144,896

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2019	40,000	43,605

United Technologies Corp. sr. unsec. notes 5.7s, 2040	15,000	16,019

		605,873
Communication services (1.5%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	120,000	135,380

American Tower Corp. sr. unsec.
unsub. notes 4 5/8s, 2015	85,000	89,484

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	310,000	340,017

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	75,000	83,650

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	157,000	193,585

Putnam VT George Putnam Balanced Fund 5

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount	Value

Communication services cont.
CenturyLink, Inc. sr. unsec. debs. bonds Ser. G,
6 7/8s, 2028	$110,000	$103,852

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P,
7.6s, 2039	50,000	48,094

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	105,000	133,920

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	20,000	22,577

Cox Communications, Inc. 144A notes 5 7/8s, 2016	34,000	38,539

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	105,000	105,580

France Telecom notes 8 1/2s, 2031 (France)	50,000	67,295

Koninklijke (Royal) KPN NV sr. unsec.
unsub. bonds 8 3/8s, 2030 (Netherlands)	10,000	12,865

NBC Universal, Inc. 144A notes 6.4s, 2040	55,000	58,626

NBC Universal, Inc. 144A notes 5.15s, 2020	45,000	47,414

Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	13,001

Rogers Communications, Inc. sec. notes 6 3/8s,
2014 (Canada)	27,000	30,282

SBA Tower Trust 144A company guaranty asset
backed notes 5.101s, 2017	175,000	185,532

TCI Communications, Inc. company guaranty 7 7/8s,
2026	345,000	442,407

Telecom Italia Capital SA company
guaranty sr. unsec. unsub. notes 6.999s, 2018
(Italy)	50,000	54,434

Telefonica Emisones SAU company guaranty 6.221s,
2017 (Spain)	125,000	137,794

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	90,000	103,682

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	25,000	28,756

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	60,000	65,635

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	60,000	78,155

Verizon New Jersey, Inc. debs. 8s, 2022	110,000	131,237

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	164,571

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	50,000	52,778

		2,969,142
Consumer cyclicals (0.9%)
Advance Auto Parts, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2020	65,000	68,779

CBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2030	110,000	131,278

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	65,000	66,136

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. notes 6.35s, 2040	60,000	63,115

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2019	120,000	133,088

Expedia, Inc. company guaranty sr. unsec.
notes 7.456s, 2018	70,000	77,875

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	80,000	77,800

Expedia, Inc. 144A company
guaranty sr. notes 8 1/2s, 2016	115,000	126,644

FUEL Trust 144A company guaranty asset backed
notes 4.207s, 2016	200,000	200,763

Grupo Televisa SA sr. unsec. bonds 6 5/8s, 2040 (Mexico)	90,000	94,725

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	$125,000	$121,875

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	135,000	165,164

News America Holdings, Inc. debs. 7 3/4s, 2045	182,000	217,467

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	48,000	57,120

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	20,000	25,391

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	45,000	54,331

Time Warner, Inc. company guaranty sr. unsec.
notes 4.7s, 2021	10,000	10,163

Time Warner, Inc. debs. 9.15s, 2023	85,000	114,372

		1,806,086
Consumer staples (1.4%)
Altria Group, Inc. company guaranty sr. unsec.
notes 9.7s, 2018	60,000	78,847

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	85,000	110,835

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	25,000	34,385

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019 Δ	255,000	320,801

Campbell Soup Co. debs. 8 7/8s, 2021	110,000	148,801

CVS Caremark Corp. jr. unsec. sub. bonds FRB
6.302s, 2037	272,000	264,860

CVS Pass-Through Trust 144A company
guaranty notes 7.507s, 2032	170,502	202,021

CVS Pass-Through Trust 144A pass-through
certificates 6.117s, 2013	21,616	22,806

Darden Restaurants, Inc. sr. unsec.
unsub. notes 6.8s, 2037	125,000	139,034

Diageo Investment Corp. company guaranty 8s,
2022 (Canada)	230,000	296,662

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	130,000	131,663

General Mills, Inc. sr. unsec. notes 5.65s, 2019	20,000	22,582

H.J. Heinz Finance Co. 144A company
guaranty 7 1/8s, 2039	55,000	65,305

Kraft Foods, Inc. notes 6 1/8s, 2018	110,000	125,704

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	305,000	335,539

Kroger Co. company guaranty 6 3/4s, 2012	60,000	62,735

Kroger Co. company guaranty 6.4s, 2017	55,000	64,429

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	87,065

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	96,978

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	45,000	45,169

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	100,000	117,304

		2,773,525
Energy (0.8%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	150,000	173,260

BP Capital Markets PLC company guaranty sr.
unsec. unsub. notes 4.742s, 2021 (United Kingdom)	100,000	103,160

BP Capital Markets PLC company guaranty sr.
unsec. unsub. notes 4 1/2s, 2020 (United Kingdom)	30,000	30,594

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	140,000	152,600

El Paso Pipeline Partners Operating Co., LP
company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	33,600

Ente Nazionale Idrocarburi (ENI) SpA 144A
sr. unsec. notes 4.15s, 2020 (Italy)	130,000	123,579

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	33,645

6 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount	Value

Energy cont.
Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	$55,000	$66,102

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	50,000	52,272

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	15,000	17,302

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	90,000	92,925

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	60,000	61,504

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	35,000	37,349

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	130,000	133,485

Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	70,000	71,282

Pride International, Inc. sr. unsec.
notes 7 7/8s, 2040	120,000	149,141

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	40,000	39,409

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	70,000	68,245

Weatherford Bermuda company guaranty sr. unsec.
notes 9 5/8s, 2019 (Switzerland)	45,000	58,115

Weatherford International, Inc. company
guaranty sr. unsec. unsub. notes 6.8s, 2037	30,000	31,867

Weatherford International, Inc. company
guaranty sr. unsec. unsub. notes 6.35s, 2017	35,000	39,614

Weatherford International, Ltd. sr. notes 5 1/2s,
2016 (Switzerland)	65,000	71,245

		1,640,295
Financials (6.5%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	80,000	83,704

Aflac, Inc. sr. unsec. notes 6.45s, 2040	55,000	54,574

American Express Co. sr. unsec. notes 8 1/8s, 2019	150,000	190,168

American International Group, Inc. jr.
sub. bonds FRB 8.175s, 2058	45,000	49,167

American International Group, Inc. sr. unsec.
Ser. MTN, 5.85s, 2018	105,000	108,395

AON Corp. jr. unsec. sub. notes 8.205s, 2027	200,000	226,793

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	79,812

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s,
2022 (Brazil)	200,000	198,070

Bank Nederlandse Gemeenten 144A bonds 1 3/4s,
2015 (Netherlands)	2,000,000	1,983,707

BankAmerica Capital III bank guaranteed jr.
unsec. FRN 0.848s, 2027	288,000	232,811

Barclays Bank PLC 144A sub. notes 10.179s, 2021	120,000	150,560

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	280,000	296,461

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	205,000	233,165

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	44,000	52,250

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.061s, 2012	74,813	74,220

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	160,000	156,128

Capital One Capital III company guaranty 7.686s, 2036	41,000	41,923

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	145,000	153,700

Citigroup, Inc. sub. notes 5s, 2014	205,000	214,831

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	100,000	96,105

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	50,000	52,235

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	35,000	36,141

CNA Financial Corp. unsec. notes 6 1/2s, 2016	65,000	72,542

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount	Value

Financials cont.
Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	$185,000	$194,531

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	41,000	44,588

Credit Suisse Guernsey sr. unsec. notes 5.3s, 2019	100,000	106,439

Credit Suisse Guernsey, Ltd. jr. unsec.
sub. notes FRN 5.86s, 2017 (United Kingdom)	106,000	101,283

Deutsche Bank AG/London sr. unsec. notes 3 7/8s,
2014 (United Kingdom)	95,000	99,854

Deutsche Bank Capital Funding Trust VII 144A jr.
unsec. sub. bonds FRB 5.628s, perpetual maturity	40,000	35,200

Developers Diversified Realty Corp. sr. unsec.
unsub. notes 7 7/8s, 2020 R	95,000	108,924

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	15,000	16,682

Erac USA Finance, LLC 144A sr. notes 4 1/2s, 2021	120,000	119,274

Fleet Capital Trust V bank guaranteed jr.
sub. FRN 1.247s, 2028	279,000	218,764

GATX Financial Corp. notes 5.8s, 2016	80,000	87,665

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	215,000	220,106

Genworth Financial, Inc. sr. unsec.
unsub. notes 7 5/8s, 2021	220,000	222,558

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	210,000	243,764

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	245,000	249,928

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	135,000	102,897

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	135,000	147,313

HSBC Finance Capital Trust IX FRN 5.911s, 2035	300,000	283,500

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	170,000	175,446

ING Bank NV 144A sr. unsec. notes FRN 1.297s,
2013 (Netherlands)	240,000	240,432

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	45,000	43,988

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	18,000	17,877

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. notes FRN 1.261s, 2047	488,000	385,882

JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037	241,000	238,379

Liberty Mutual Group, Inc. 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058	90,000	118,350

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	300,000	277,198

Lloyds TSB Bank PLC bank guaranty sr. unsec.
unsub. notes 6 3/8s, 2021 (United Kingdom)	20,000	20,554

Lloyds TSB Bank PLC company guaranty sr. unsec. sub.
notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	315,000	297,134

Loews Corp. notes 5 1/4s, 2016	35,000	38,136

Macquarie Bank Ltd. 144A unsec.
sub. notes 6 5/8s, 2021 (Australia)	160,000	160,971

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	130,000	180,107

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	295,000	327,018

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2037	300,000	313,412

Nationwide Financial Services notes 5 5/8s, 2015	50,000	53,647

Nationwide Health Properties, Inc. notes 6 1/2s, 2011 R	90,000	90,124

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	66,615

Nordea Bank AB 144A jr. unsec. sub. notes FRN
5.424s, 2015 (Sweden)	100,000	95,000

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	200,000	192,074

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount	Value

Financials cont.
OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	$56,000	$52,358

OneBeacon US Holdings, Inc. company
guaranty sr. unsec. notes 5 7/8s, 2013	16,000	16,729

Pacific LifeCorp 144A sr. notes 6s, 2020	30,000	31,948

Progressive Corp. (The) jr. unsec. sub. notes FRN
6.7s, 2037	305,000	316,833

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	50,000	59,295

Prudential Financial, Inc. sr. notes 6.2s, 2015	50,000	55,977

Prudential Financial, Inc. sr. unsec.
notes 6 5/8s, 2040	35,000	37,789

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	100,000	101,772

Simon Property Group LP sr. unsec.
unsub. notes 10.35s, 2019 R	27,000	37,374

Simon Property Group LP sr. unsec.
unsub. notes 5.65s, 2020 R	63,000	68,158

Standard Chartered Bank 144A unsec.
sub. notes 6.4s, 2017 (United Kingdom)	110,000	122,106

State Street Capital Trust IV company
guaranty jr. unsec. sub. bonds FRB 1.247s, 2037	270,000	217,400

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	40,000	44,081

TD Ameritrade Holding Corp. company
guaranty sr. unsec. unsub. notes 5.6s, 2019	70,000	75,041

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	110,000	125,168

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	85,000	88,223

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	329,086

WEA Finance LLC/ WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 6 3/4s, 2019	165,000	187,109

Westpac Capital Trust III 144A unsec.
sub. notes FRN 5.819s, perpetual maturity (Australia)	140,000	138,628

Willis Group Holdings PLC company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021
(United Kingdom)	110,000	112,217

		12,990,368
Government (0.3%)
International Bank for Reconstruction & Development
unsec. unsub. bonds 7 5/8s, 2023 (Supra-Nation)	500,000	682,451

		682,451
Health care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	54,703

Coventry Health Care, Inc. sr. unsec.
notes 5.45s, 2021	70,000	71,679

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 6.95s, 2037	50,000	55,512

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	17,000	17,533

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	30,000	30,277

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	60,000	63,194

WellPoint, Inc. notes 7s, 2019	90,000	107,373

		400,271
Technology (0.3%)
Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	43,000	46,051

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	210,000	235,663

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018	145,000	163,795

Xerox Corp. sr. unsec. notes 4 1/2s, 2021	60,000	59,348

		504,857
Transportation (0.3%)
Burlington Northern Santa Fe Corp. debs. 5 3/4s, 2040	40,000	41,084

Burlington Northern Santa Fe Corp. sr. unsec.
notes 4.7s, 2019	21,000	22,160

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount	Value

Transportation cont.
Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.4s, 2041	$85,000	$83,511

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	15,947	16,864

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	70,890	74,789

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	60,000	59,120

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	179,542	179,542

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	103,838	112,145

Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	20,000	21,496

		610,711
Utilities and power (2.1%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	60,000	63,856

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	55,215

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	185,000	213,949

Beaver Valley Funding Corp. sr. bonds 9s, 2017	86,000	94,206

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	120,000	133,768

Bruce Mansfield Unit pass-through certificates
6.85s, 2034	314,183	337,225

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	30,000	34,666

Consolidated Natural Gas Co. sr. notes Ser. A, 5s, 2014	70,000	77,189

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	55,000	58,255

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	248,000	242,109

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	90,000	103,818

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Portugal)	100,000	92,526

El Paso Natural Gas Co. sr. unsec.
unsub. bonds 8 3/8s, 2032	75,000	94,821

Electricite de France 144A notes 6.95s, 2039 (France)	100,000	116,969

Electricite de France 144A sr. notes 5.6s, 2040 (France)	40,000	40,175

Electricite de France 144A sr. notes 4.6s, 2020 (France)	120,000	124,651

Energy Transfer Partners LP sr. unsec.
unsub. notes 6.05s, 2041	130,000	125,986

Energy Transfer Partners LP sr. unsec.
unsub. notes 4.65s, 2021	45,000	44,025

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 5.95s, 2041	65,000	64,374

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 3.2s, 2016	95,000	96,346

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	27,000	27,505

Iberdrola International BV company
guaranty sr. unsec. unsub. notes 6 3/4s, 2036	30,000	31,343

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	10,000	11,085

ITC Holdings Corp. 144A notes 5 7/8s, 2016	36,000	40,945

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	40,000	44,674

Kansas Gas & Electric bonds 5.647s, 2021	45,786	48,792

KCP&L Greater Missouri Operations Co. sr. unsec.
unsub. notes 11 7/8s, 2012	110,000	121,193

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	10,000	11,536

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	45,000	53,971

NiSource Finance Corp. company
guaranty sr. unsec. notes 10 3/4s, 2016	55,000	71,868

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	45,000	49,441

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	30,000	30,769

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	37,000	41,697

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount	Value

Utilities and power cont.
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	$82,211	$82,330

PPL WEM Holdings PLC 144A sr. unsec.
notes 5 3/8s, 2021 (United Kingdom)	210,000	217,549

Puget Sound Energy, Inc. jr. sub. FRN Ser. A,
6.974s, 2067	99,000	99,000

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	90,714

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	134,558

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017	15,000	17,492

Texas-New Mexico Power Co. 144A 1st mtge. sec.
9 1/2s, 2019	160,000	205,606

Trans-Canada Pipelines, Ltd. jr. unsec.
sub. notes FRN 6.35s, 2067 (Canada)	150,000	150,790

Union Electric Co. 1st mtge. sr. sec. bonds 6.7s, 2019	125,000	147,135

Wisconsin Energy Corp. jr. unsec. sub. notes FRN
6 1/4s, 2067	300,000	301,875

		4,245,997

Total corporate bonds and notes (cost $29,262,450)		$31,014,143

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (10.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.1%)
Government National Mortgage Association
Pass-Through Certificates
4 1/2s, May 20, 2041	$2,999,702	$3,167,732
4s, February 20, 2041	990,967	1,008,928

		4,176,660
U.S. Government Agency Mortgage Obligations (8.2%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 3 1/2s,
January 1, 2041	931,725	891,254

Federal National Mortgage Association
Pass-Through Certificates
6s, TBA, July 1, 2041	4,000,000	4,395,625
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	2,025,362	2,196,942
5s, August 1, 2033	757,302	808,597
4 1/2s, TBA, July 1, 2041	7,000,000	7,242,266
3 1/2s, with due dates from December 1, 2040
to March 1, 2041	978,345	937,212

		16,471,896

Total U.S. government and agency mortgage
obligations (cost $20,522,878)		$20,648,556

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.8%)*	Principal amount	Value

Goldman Sachs Group, Inc (The) 1 5/8s, FDIC
guaranteed notes, July 15, 2011	$1,000,000	$1,000,394

Morgan Stanley 2s, FDIC guaranteed notes,
September 22, 2011	300,000	301,298

Wells Fargo & Co.
3s, FDIC guaranteed notes, December 9, 2011	132,000	133,644
2 1/8s, FDIC guaranteed notes, June 15, 2012	168,000	170,844

Total U.S. government agency obligations (cost $1,598,123)		$1,606,180

U.S. TREASURY OBLIGATIONS (2.9%)*	Principal amount	Value

U.S. Treasury Notes
2s, January 31, 2016	$5,350,000	$5,454,701
0 3/8s, August 31, 2012	400,000	400,547

Total U.S. treasury obligations (cost $5,830,093)		$5,855,248

CONVERTIBLE PREFERRED STOCKS (1.5%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	9,222	$608,076

General Motors Co. Ser. B, $2.375 cv. pfd.	12,527	609,908

Hartford Financial Services Group, Inc. (The)
$1.182 cv. pfd.	23,252	596,558

MetLife, Inc. $3.75 cv. pfd.	4,800	395,664

PPL Corp. $4.75 cv. pfd.	8,707	485,415

PPL Corp. $4.375 cv. pfd.	6,662	368,009

Total convertible preferred stocks (cost $2,908,829)		$3,063,630

MORTGAGE-BACKED SECURITIES (0.9%)*	Principal amount	Value

CS First Boston Mortgage Securities Corp.
Ser. 04-C1, Class B, 4.855s, 2037	$250,000	$255,156

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	968,626	19,978
Ser. T-56, Class 3, IO, 0.47s, 2043	671,502	1,679
Ser. T-56, Class 1, IO, 0.292s, 2043	899,016	2,388
Ser. T-56, Class 2, IO, 0.118s, 2043	806,949	76

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	40,697	37,441

GS Mortgage Securities Corp. II 144A Ser. 98-C1,
Class F, 6s, 2030 F	128,758	128,756

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class A3, 6.187s, 2051	112,000	119,151
Ser. 07-LDPX, Class A2, 5.434s, 2049	352,613	363,114

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031 F	90,000	91,567
Ser. 99-C1, Class G, 6.41s, 2031 F	97,000	98,162
Ser. 98-C4, Class H, 5.6s, 2035	143,000	150,726

Merrill Lynch Mortgage Investors, Inc. FRB
Ser. 98-C3, Class E, 7.045s, 2030	82,000	87,290

Morgan Stanley Capital I
FRB Ser. 07-HQ12, Class A2, 5.592s, 2049 F	245,192	248,565
FRB Ser. 07-HQ12, Class A2FL, 0.437s, 2049	112,881	103,286

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2033	146,000	5,840

Structured Adjustable Rate Mortgage Loan Trust
144A Ser. 04-NP2, Class A, 0.536s, 2034	55,568	42,787

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 4.498s, 2018	100,000	60,000

Total mortgage-backed securities (cost $1,806,899)		$1,815,962

INVESTMENT COMPANIES (0.6%)*	Shares	Value

Utilities Select Sector SPDR Fund	33,500	$1,121,580

Total investment companies (cost $828,810)		$1,121,580

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$33,960

IL State G.O. Bonds
4.421s, 1/1/15	65,000	66,691
4.071s, 1/1/14	185,000	191,645

North TX, Thruway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49	55,000	59,981

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	40,000	38,044

Total municipal bonds and notes (cost $375,211)		$390,321

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Omnicare, Inc. cv. sr. sub. notes 3 3/4s, 2025	$148,000	$197,395

Total convertible bonds and notes (cost $148,000)		$197,395

Putnam VT George Putnam Balanced Fund 9

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023 (In default) †	$14,822	$1

GE Business Loan Trust 144A Ser. 04-2, Class D,
2.937s, 2032 F	68,828	13,777

Oakwood Mortgage Investors, Inc. Ser. 00-A,
Class A3, 7.945s, 2022	132,859	105,107

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,
8s, 2038	195,626	23,475

Total asset-backed securities (cost $218,650)		$142,360

FOREIGN GOVERNMENT BONDS AND NOTES (—%)*	Principal amount	Value

Hungary (Republic of) sr. unsec.
unsub. notes 7 5/8s, 2041	$34,000	$36,703

Total foreign government bonds and notes (cost $35,499)		$36,703

SHORT-TERM INVESTMENTS (14.1%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.04% [e]	28,260,784	$28,260,784

Total short-term investments (cost $28,260,784)		$28,260,784

Total investments (cost $181,229,751)		$210,967,622

Key to holding’s abbreviations

ADR	American Depository Receipts
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P 500 Index Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $199,807,613.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $11,702,813 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

10 Putnam VT George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$3,636,906	$—	$—

Capital goods	6,634,937	—	—

Communication services	8,877,048	—	—

Conglomerates	4,418,452	—	—

Consumer cyclicals	10,184,719	—	—

Consumer staples	10,090,619	—	—

Energy	15,337,424	—	—

Financials	25,042,240	—	—

Health care	17,856,298	—	—

Technology	9,206,718	—	—

Transportation	544,906	—	—

Utilities and power	4,984,493	—	—

Total common stocks	116,814,760	—	—

Asset-backed securities	—	142,360	—

Convertible bonds and notes	—	197,395	—

Convertible preferred stocks	—	3,063,630	—

Corporate bonds and notes	—	31,014,143	—

Foreign government bonds and notes	—	36,703	—

Investment companies	1,121,580	—	—

Mortgage-backed securities	—	1,815,962	—

Municipal bonds and notes	—	390,321	—

Preferred stocks	—	1,606,180	—

U.S. Government and agency mortgage obligations	—	20,648,556	—

U.S. Treasury Obligations	—	5,855,248	—

Short-term investments	28,260,784	—	—

Totals by level	$146,197,124	$64,770,498	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 11

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value, (Note 1):

Unaffiliated issuers (identified cost $152,968,967)	$182,706,838

Affiliated issuers (identified cost $28,260,784) (Note 5)	28,260,784

Dividends, interest and other receivables	835,206

Receivable for shares of the fund sold	340

Receivable for investments sold	1,312,751

Total assets	213,115,919

Liabilities

Payable to custodian	5,884

Payable for investments purchased	818,613

Payable for shares of the fund repurchased	172,748

Payable for compensation of Manager (Note 2)	86,743

Payable for investor servicing fees (Note 2)	14,726

Payable for custodian fees (Note 2)	11,439

Payable for Trustee compensation and expenses (Note 2)	86,995

Payable for administrative services (Note 2)	1,063

Payable for distribution fees (Note 2)	21,923

Payable for purchases of delayed delivery securities (Note 1)	12,019,325

Other accrued expenses	68,847

Total liabilities	13,308,306

Net assets	$199,807,613

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$301,234,911

Undistributed net investment income (Note 1)	1,620,798

Accumulated net realized loss on investments (Note 1)	(132,785,967)

Net unrealized appreciation of investments	29,737,871

Total — Representing net assets applicable
to capital shares outstanding	$199,807,613

Computation of net asset value Class IA

Net assets	$92,640,264

Number of shares outstanding	12,535,218

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$7.39

Computation of net asset value Class IB

Net assets	$107,167,349

Number of shares outstanding	14,547,164

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$7.37

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Dividends (net of foreign tax of $7,087)	$1,576,713

Interest (including interest income of $2,059 from investments in
affiliated issuers) (Note 5)	1,153,870

Total investment income	2,730,583

Expenses

Compensation of Manager (Note 2)	539,902

Investor servicing fees (Note 2)	103,384

Custodian fees (Note 2)	10,303

Trustee compensation and expenses (Note 2)	7,210

Administrative services (Note 2)	3,134

Distribution fees — Class IB (Note 2)	136,857

Auditing	47,388

Other	27,207

Total expenses	875,385

Expense reduction (Note 2)	(4,071)

Net expenses	871,314

Net investment income	1,859,269

Net realized gain on investments (Notes 1 and 3)	5,284,016

Net unrealized appreciation of investments during the period	2,674,961

Net gain on investments	7,958,977

Net increase in net assets resulting from operations	$9,818,246

The accompanying notes are an integral part of these financial statements.

12 Putnam VT George Putnam Balanced Fund

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Decrease in net assets

Operations:

Net investment income	$1,859,269	$4,681,170

Net realized gain on investments and
foreign currency transactions	5,284,016	7,584,107

Net unrealized appreciation
of investments	2,674,961	9,302,303

Net increase in net assets resulting
from operations	9,818,246	21,567,580

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,167,229)	(5,213,475)

Class IB	(2,233,016)	(5,946,530)

Decrease from capital share transactions
(Note 4)	(11,374,803)	(24,653,613)

Total decrease in net assets	(5,956,802)	(14,246,038)

Net assets:

Beginning of period	205,764,415	220,010,453

End of period (including undistributed
net investment income of $1,620,798 and
$4,161,774, respectively)	$199,807,613	$205,764,415

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of expenses to average net assets, excluding interest expense (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

6/30/11†	$7.21	.07	.28	.35	(.17)	—	(.17)	$7.39	4.86*	$92,640	.36 *	.36 *	.97*	59 *

12/31/10	6.84	.16	.58	.74	(.37)	—	(.37)	7.21	11.20	94,297	.74[f]	.74[f]	2.38	191

12/31/09	5.74	.19	1.22	1.41	(.31)	—	(.31)	6.84	26.10	100,211	1.00 [g,h]	.77[g]	3.15	237

12/31/08	11.05	.33	(4.35)	(4.02)	(.47)	(.82)	(1.29)	5.74	(40.57)	103,006	.77[g]	.77[g]	3.85	140

12/31/07	12.47	.35	(.20)	.15	(.38)	(1.19)	(1.57)	11.05	1.14	243,160	.72[g]	.72[g]	3.03	128

12/31/06	11.83	.29	1.09	1.38	(.32)	(.42)	(.74)	12.47	12.23	318,905	.74 [g]	.74 [g]	2.50	125

Class IB

6/30/11†	$7.17	.06	.29	.35	(.15)	—	(.15)	$7.37	4.90 *	$107,167	.48*	.48*	.85*	59 *

12/31/10	6.81	.14	.57	.71	(.35)	—	(.35)	7.17	10.83	111,467	.99[f]	.99[f]	2.13	191

12/31/09	5.71	.17	1.21	1.38	(.28)	—	(.28)	6.81	25.63	119,799	1.25 [g,h]	1.02[g]	2.87	237

12/31/08	10.99	.31	(4.33)	(4.02)	(.44)	(.82)	(1.26)	5.71	(40.72)	112,471	1.02[g]	1.02[g]	3.59	140

12/31/07	12.40	.32	(.20)	.12	(.34)	(1.19)	(1.53)	10.99	.95	256,347	.97[g]	.97[g]	2.78	128

12/31/06	11.76	.26	1.09	1.35	(.29)	(.42)	(.71)	12.40	12.02	289,374	.99[g]	.99[g]	2.25	125

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.09% of average net assets for the period ended December 31, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.05%

12/31/08	0.04

12/31/07	0.02

12/31/06	<0.01

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.23% of average net assets for the period ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT George Putnam Balanced Fund (the fund), is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks a balanced investment producing both capital growth and current income by investing primarily in value-oriented stocks of large companies and government, corporate and mortgage-backed bonds. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according

Putnam VT George Putnam Balanced Fund 15

to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

E) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

F) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

G) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $136,540,587 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$102,767,174	12/31/16

33,773,413	12/31/17

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $182,759,147, resulting in gross unrealized appreciation and depreciation of $31,199,673 and $2,991,198, respectively, or net unrealized appreciation of $28,208,475.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.2% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion,
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

16 Putnam VT George Putnam Balanced Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $38 under the expense offset arrangements and by $4,033 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $115, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $108,612,808 and $133,832,066, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	297,655	$2,217,739	140,748	$964,199	237,945	$1,740,010	275,934	$1,869,927

Shares issued in connection with
reinvestment of distributions	294,460	2,167,229	773,513	5,213,475	304,226	2,233,016	886,219	5,946,530

	592,115	4,384,968	914,261	6,177,674	542,171	3,973,026	1,162,153	7,816,457

Shares repurchased	(1,135,165)	(8,405,759)	(2,480,874)	(16,850,700)	(1,536,911)	(11,327,038)	(3,222,702)	(21,797,044)

Net decrease	(543,050)	$(4,020,791)	(1,566,613)	$(10,673,026)	(994,740)	$(7,354,012)	(2,060,549)	$(13,980,587)

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,059 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $65,881,514 and $53,678, 614, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT George Putnam Balanced Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and

18 Putnam VT George Putnam Balanced Fund

in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds).The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

3rd	4th	4th

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 190, 170 and 143 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed continued concern about your fund’s general underperformance, and in particular its fourth quartile performance over the three- and five-year periods ended December 31, 2010, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over these periods was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s assessment that performance in 2007 was hurt by poor stock selection, particularly within the information technology, financials, and consumer discretionary sectors, and that performance in 2008 was hurt by the fund’s exposure to mortgage-backed securities and collateralized mortgage obligations. The Trustees also considered steps that Putnam Management had taken to support improved performance, noting in particular that, in November 2008, a new portfolio manager replaced the three individuals on the portfolio management team with responsibility for the fund’s equity investments and that the fund’s relative performance since then (December 1, 2008 through December 31, 2010) had improved. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a

Putnam VT George Putnam Balanced Fund 19

decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Putnam VT George Putnam Balanced Fund 21

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	268673 8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011